APRIL 30, 2026
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.
DATED FEBRUARY 27, 2026, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
(1)
Effective April 29, 2026, Lisa Hornby, CFA no longer serves as a portfolio manager for each of Hartford Schroders Core Fixed Income Fund and Hartford Schroders Tax-Aware Bond Fund. Accordingly, effective immediately, all references to Lisa Hornby, CFA in the above referenced SAI are deleted in their entirety.
(2)
Effective April 30, 2026, Brian J. Schmeer, CFA will no longer serve as a portfolio manager for The Hartford Dividend and Growth Fund. Accordingly, effective immediately, all references to Brian J. Schmeer in the above referenced SAI are deleted in their entirety.
(3)
Effective December 31, 2026, Adam H. Illfelder, CFA will no longer serve as a portfolio manager for each of The Hartford Balanced Income Fund and The Hartford Equity Income Fund. Accordingly, effective December 31, 2026, all references to Adam H. Illfelder, CFA in the above referenced SAI are deleted in their entirety.
THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.